UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23057
Guggenheim Energy & Income Fund
(Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)
Amy J. Lee 227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 827-0100

Date of fiscal year end: September 30
Date of reporting period: October 1, 2015 – December 31, 2015

Item 1.   Schedule of Investments.
Attached hereto.

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2015

	Shares	Value
SHORT TERM INVESTMENTS† - 1.6%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%1	1,060,646	$1,060,646
Total Short Term Investments
(Cost $1,060,646)		1,060,646

	Face
	Amount~	Value
CORPORATE BONDS†† - 87.5%
Energy - 45.8%
Gibson Energy, Inc.
6.75% due 07/15/212	$1,550,000	1,484,125
Marathon Petroleum Corp.
3.40% due 12/15/20	1,500,000	1,473,125
PDC Energy, Inc.
7.75% due 10/15/22	1,500,000	1,440,000
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25	1,500,000	1,429,001
ContourGlobal Power Holdings S.A.
7.13% due 06/01/192	1,500,000	1,425,000
Gulfstream Natural Gas System LLC
4.60% due 09/15/252	1,500,000	1,423,782
FTS International, Inc.
8.01% due 06/15/202,3	2,000,000	1,360,488
Sabine Pass Liquefaction LLC
5.63% due 02/01/21	750,000	690,000
5.63% due 04/15/23	750,000	658,125
Carrizo Oil & Gas, Inc.
7.50% due 09/15/20	1,500,000	1,310,625
Newfield Exploration Co.
5.38% due 01/01/26	1,550,000	1,282,625
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21	1,500,000	1,275,000
CONSOL Energy, Inc.
8.00% due 04/01/232	1,900,000	1,263,500
Unit Corp.
6.63% due 05/15/21	1,750,000	1,260,000
Antero Resources Corp.
6.00% due 12/01/20	1,500,000	1,252,500
QEP Resources, Inc.
6.88% due 03/01/21	1,500,000	1,230,000
Halcon Resources Corp.
8.63% due 02/01/202	1,750,000	1,207,500
Linn Energy LLC / Linn Energy Finance Corp.
6.25% due 11/01/19	3,750,000	618,750
12.00% due 12/15/202	1,000,000	500,000
SM Energy Co.
6.50% due 01/01/23	1,500,000	1,102,500
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/232	800,000	558,000
6.13% due 03/01/22	750,000	521,250

	Face
	Amount~	Value
CORPORATE BONDS†† - 87.5% (continued)
Energy - 45.8% (continued)
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20	$1,500,000	$956,250
Comstock Resources, Inc.
10.00% due 03/15/202	2,000,000	920,000
Approach Resources, Inc.
7.00% due 06/15/21	2,500,000	887,500
TerraForm Power Operating LLC
6.13% due 06/15/252	1,000,000	805,000
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21	3,500,000	717,500
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22	3,500,000	630,000
SandRidge Energy, Inc.
8.75% due 06/01/202	1,750,000	531,563
Ultra Petroleum Corp.
5.75% due 12/15/182	1,900,000	456,000
Total Energy		30,669,709
Utilities - 10.4%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/232	1,680,000	1,663,200
NRG Energy, Inc.
8.25% due 09/01/20	1,500,000	1,455,000
Terraform Global Operating LLC
9.75% due 08/15/222	1,750,000	1,395,625
AES Corp.
5.50% due 04/15/25	1,000,000	882,500
7.38% due 07/01/21	250,000	255,000
4.88% due 05/15/23	250,000	218,750
Viridian Group Fundco II
7.50% due 03/01/20	950,000 EUR	1,065,879
Total Utilities		6,935,954
Consumer, Cyclical - 8.8%
Ferrellgas Partners, LP
8.63% due 06/15/20	1,665,000	1,565,100
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.00% due 05/20/22	1,500,000	1,451,250
WMG Acquisition Corp.
6.75% due 04/15/222	1,325,000	1,146,125
Suburban Propane Partners LP / Suburban Energy Finance Corp.
7.38% due 08/01/21	950,000	912,000
Nathan's Famous, Inc.
10.00% due 03/15/202	400,000	415,000
NPC International Incorporated / NPC Operating Company A Inc / NPC Operating Co B Inc
10.50% due 01/15/20	300,000	310,500

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2015

	Face
	Amount~	Value
CORPORATE BONDS†† - 87.5% (continued)
Consumer, Cyclical - 8.8% (continued)
L Brands, Inc.
6.88% due 11/01/352	$100,000	$102,750
Total Consumer, Cyclical		5,902,725
Communications - 5.4%
Sprint Communications, Inc.
7.00% due 03/01/202	750,000	751,875
TIBCO Software, Inc.
11.38% due 12/01/212	750,000	627,188
T-Mobile USA, Inc.
6.50% due 01/15/26	575,000	580,457
Interoute Finco plc
7.40% due 10/15/20	500,000 EUR	569,410
Numericable-SFR SAS
6.25% due 05/15/242	500,000	482,500
Neptune Finco Corp.
6.63% due 10/15/252	350,000	364,000
CSC Holdings LLC
6.75% due 11/15/21	250,000	245,625
Total Communications		3,621,055
Industrial - 5.0%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	1,850,000	1,285,750
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/232	575,000	570,688
Novelis, Inc.
8.75% due 12/15/20	550,000	504,625
Amsted Industries, Inc.
5.00% due 03/15/222	500,000	500,000
LMI Aerospace, Inc.
7.38% due 07/15/19	300,000	297,000
CNH Industrial Capital LLC
4.38% due 11/06/20	200,000	188,500
Total Industrial		3,346,563
Financial - 3.8%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/202	800,000	710,000
7.50% due 04/15/212	450,000	396,000
National Financial Partners Corp.
9.00% due 07/15/212	850,000	777,750
NewStar Financial, Inc.
7.25% due 05/01/20	350,000	339,500
Garfunkelux Holding Co. 3 S.A.
8.50% due 11/01/22	200,000 GBP	297,926
Total Financial		2,521,176
Consumer, Non-cyclical - 3.1%
Bumble Bee Holdings, Inc.
9.00% due 12/15/172	1,100,000	1,113,750
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/222	650,000	581,750

	Face
	Amount~	Value
CORPORATE BONDS†† - 87.5% (continued)
Consumer, Non-cyclical - 3.1% (continued)
Central Garden & Pet Co.
6.13% due 11/15/23	$350,000	$353,500
Total Consumer, Non-cyclical		2,049,000
Technology - 2.7%
First Data Corp.
5.75% due 01/15/242	850,000	837,250
5.00% due 01/15/242	500,000	497,500
NCR Corp.
5.88% due 12/15/21	500,000	492,500
Total Technology		1,827,250
Basic Materials - 2.4%
TPC Group, Inc.
8.75% due 12/15/202	1,600,000	1,040,000
Eldorado Gold Corp.
6.13% due 12/15/202	680,000	595,000
Total Basic Materials		1,635,000
Diversified - 0.1%
Opal Acquisition, Inc.
8.88% due 12/15/212	100,000	83,000
Total Corporate Bonds
(Cost $70,039,156)		58,591,432
SENIOR FLOATING RATE INTERESTS††,3 - 21.6%
Utilities - 12.9%
Panda Moxie Patriot
6.75% due 12/19/20	1,950,000	1,784,249
Invenergy Thermal Operating I, LLC
6.50% due 10/19/22	1,700,000	1,640,500
Texas Competitive Electric Holdings Company LLC
3.75% due 11/07/16	1,500,000	1,485,000
Terraform AP Acquisition Holdings LLC
5.00% due 06/26/22	1,397,024	1,313,203
Panda Hummel
7.00% due 10/27/22	1,400,000	1,309,000
Panda Stonewall (Green Energy)
6.50% due 11/12/21	1,200,000	1,104,000
Total Energy		8,635,952
Industrial - 4.7%
Panda Power
7.50% due 08/21/20	2,000,000	1,840,000
Arch Coal, Inc.
6.25% due 05/16/18	2,493,572	1,097,870
LSFP Cypress Holdings LLC
7.25% due 10/09/22	200,000	189,334
Total Industrial		3,127,204
Energy - 2.2%
Cactus Wellhead
7.00% due 07/31/20	2,032,237	1,442,888
Communications - 1.8%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20	500,000	486,250

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2015

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,3 - 21.6% (continued)
Communications - 1.8% (continued)
Gogo LLC
11.25% due 03/21/18	$347,641	$347,641
7.50% due 03/21/18	99,747	95,757
Proquest LLC
10.00% due 12/01/22†††	300,000	294,000
Total Communications		1,223,648
Total Senior Floating Rate Interests
(Cost $15,279,871)		14,429,692

	Face
	Amount~	Value
ASSET BACKED SECURITIES†† - 1.9%
Collateralized Loan Obligation - 1.9%
TCW Global Project Fund II Ltd.
2004-1A, 2.57% due 06/24/162,3	$962,162	$795,708
Silver Spring CLO Ltd.
3.62% due 10/15/263	500,000	474,746
Total Collateralized Loan Obligation		1,270,454
Total Asset Backed Securities
(Cost $1,347,418)		1,270,454
Total Investments - 112.6%
(Cost $87,727,091)		$75,352,224
Other Assets & Liabilities, net - (12.6)%		(8,426,236)
Total Net Assets - 100.0%		$66,925,988

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2015

~	The face amount is denominated in U.S. Dollars, unless otherwise noted.
†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 2.
†††	Value determined based on Level 3 inputs — See Note 2.
1	Rate indicated is the 7-day yield as of December 31, 2015.
2
Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $27,381,617 (cost $32,205,921), or 40.9% of total net assets. These securities have been determined to be liquid under guildelines established by the Board of Trustees.

3	Variable rate security. Rate indicated is rate effective at December 31, 2015.

BV	Limited Liability Corporation
CLO	Collatralized Loan Obligation
EUR	Euro
GBP	British Pound
LLC	Limited Liability Corporation
LP	Limited Partnership
plc	Public Limited Company
S.A.	Corporation

See sector classification in Supplemental Information section.

At December 31, 2015, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Maturity Date	Face Amount	Value
Lincoln Finance Ltd.	01/18/2016	$850,000	$–

Guggenheim Energy & Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)	December 31, 2015

 The following table summarizes the inputs used to value the Fund’s net assets at December 31, 2015 (see Note 2 in the Notes to Schedule of Investments):

		Level 2	Level 3
Description	Level 1 Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	Total
Assets:
Corporate Bonds	$-	$58,591,432	$-	$58,591,432
Senior Floating Rate Interests	-	14,135,692	294,000	14,429,692
Asset Backed Securities	-	1,270,454	-	1,270,454
Short Term Investments	1,060,646	-	-	1,060,646
Total Assets	$1,060,646	$73,997,578	$294,000	$75,352,224
Liabilities:
Unfunded Commitments	$-	$-	$-	$-
Total Assets	$-	$-	$-	$-

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at 12/31/2015	Valuation Technique	Unobservable Inputs
Senior Floating Rate Interests	$294,000	Model price	Trade price

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

There were no transfers between levels for the period ended December 31, 2015.

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended December 31, 2015.

LEVEL 3 – Fair Value measurement using significant unobservable inputs
Assets:
Beginning Balance	$-
Purchases	294,000
Ending Balance	$294,000

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

For information on the Guggenheim Energy and Income Fund’s (the “Fund”) policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.

1.	Significant Accounting Policies
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP") and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2015.

2.	Fair Value Measurement
In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

3.	Federal Income Taxes
At December 31, 2015, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes are as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation On Investments
$87,727,091	$90,153	$(12,465,020)	$(12,374,867)

SUPPLEMENTAL INFORMATION (Unaudited)

Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Item 2.    Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this report and have concluded, based on such evaluation, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-Q was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 3.   Exhibits.

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Energy & Income Fund

By:         /s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President and Chief Executive Officer

Date:      February 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia
President and Chief Executive Officer

Date:      February 25, 2016

By:         /s/ John L. Sullivan
John L. Sullivan
Chief Financial Officer, Chief Accounting Officer & Treasurer

Date:      February 25, 2016